                                                                    EXHIBIT 10.1

                              SEVENTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         This SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of October 1, 2003 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC") and METALLURG INTERNATIONAL RESOURCES, LLC, a Delaware limited liability company having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (b) METALLURG SERVICES, INC., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), MIR (China), Inc., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), METALLURG HOLDINGS CORPORATION, a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MHC"), and Metallurg (Canada) LTEE./Metallurg (CANADA) LTD., a corporation organized under the laws of Quebec ("MCL", and collectively with MHC, MSI and MIR China, the "Guarantors"), (c) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and
(d) the BANKS, amends certain provisions of the Amended and Restated Loan Agreement dated as of October 29, 1999, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended by that certain First Amendment thereto, dated as of October 11, 2000, that certain Second Amendment thereto, dated as of November 3, 2000, that certain Third Amendment thereto, dated as of July 2, 2001, that certain Fourth Amendment thereto, dated as of December 13, 2001, that certain Fifth Amendment thereto, dated as of December 20, 2002, and that certain Sixth Amendment thereto, dated as of January 30, 2003, the "Loan Agreement").

         WHEREAS, the Borrowers and the Guarantors have requested that the Agent and the Banks consent to the "Transactions" as defined in that certain letter agreement, dated as of the date hereof, from the Agent to the Borrowers and the Guarantors (a copy of such letter agreement is attached hereto as Exhibit B) (the "Consent");

         WHEREAS, the Borrowers and the Guarantors have requested that the Agent and the Banks consent to the cash sale by MCL of all or substantially all of MCL's inventory in Canada to SMC (the "Canadian Inventory Sale") and the subsequent distribution (in the form of a cash dividend) of all of the sales proceeds received by MCL in connection therewith to MI (the "Cash Dividend", together with the Canadian Inventory Sale, the "Canadian Transaction");

         WHEREAS, the Agent and the Banks are willing to deliver the Consent and consent to the Canadian Transaction only if the terms of the Loan Agreement are contemporaneously amended as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         'SS'1. Defined Terms. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

         'SS'2. Consent to Canadian Transaction. The Banks and the Agent hereby consent to the Canadian Transaction so long as (a) all documents relating to the Canadian Transaction shall be in form and substance satisfactory to the Agent,
(b) the Canadian Inventory Sale shall have occurred no later than December 31, 2003, and (c) all of the cash proceeds from the Canadian Transaction, net of all costs of sale, underwriting or brokerage costs, and taxes paid or payable as a result thereof together with all disbursements associated with winding down the business of MCL are distributed by MCL to MI in the form of a cash dividend not later than June 30, 2004. The Banks and the Agent hereby consent to the release of MCL from its guarantee under the Loan Agreement upon consummation of the Canadian Transaction in accordance with the foregoing terms, so long as, to the actual knowledge of the account officers of the Agent active upon the Borrowers' account, no Event of Default shall be outstanding on the date of such release. The Banks authorize the Agent to enter into appropriate release documents necessary in order to release MCL from its guarantee under the Loan Agreement as provided in the foregoing consent. Each of the Borrowers hereby agrees to take all action and execute all documents that the Agent may reasonably request to enable the Agent to obtain a valid and perfected first-priority security interest, for the benefit of the Agent and the Banks, in SMC's inventory in Canada.

         'SS'3. Amendment to Loan Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment, the Loan Agreement is hereby amended as follows:

         'SS'3.1 Amendments to 'SS'1 of the Loan Agreement.

                  (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety:

                           Eligible Fixed Assets
                           Determined Value

                  (b) Section 1.1 of the Loan Agreement is hereby further amended by restating the definition of Applicable Margin in its entirety as follows:

         "Applicable Margin: For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Fixed Charge Coverage Ratio, as determined for the Reference Period ending on the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period.


--------------------------------------------------------------------------------------------------------
                                                                   Base       Letter
                                                 Eurodollar        Rate         of        Commitment Fee
                     Fixed Charge                Rate Loan         Loan       Credit        Percentage
         Level       Coverage Ratio                Margin         Margin      Margin
--------------------------------------------------------------------------------------------------------
           I       Less than or equal to            2.50%          1.00%       2.75%            .500%
                   1.10:1.00
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
          II       Greater than 1.10:1.00           2.25%          0.50%       2.50%            .375%
                   but less than or equal
                   to 1.25:1.00
--------------------------------------------------------------------------------------------------------
          III      Greater than 1.25:1.00           2.00%          0.00%       2.25%            .250%
--------------------------------------------------------------------------------------------------------

         Notwithstanding the foregoing, if the Borrowers fail to deliver any certificate when required by 'SS'9.1(a)(iv) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the day immediately following the date on which such certificate is delivered, the Applicable Margin shall be the Applicable Margin set forth above in Level I."

                  (c) Section 1.1 of the Loan Agreement is hereby further amended by restating the definition of Borrowing Base in its entirety as follows:

                  "Borrowing Base: At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report, which is equal to

                  (a) the sum of

                           (i) 85% of Eligible Accounts at such time with respect to account debtors with their chief executive office or a branch office located within the United States of American and invoiced to and payable from such office; plus

                           (ii) 55% of the net book value (valued on an average cost basis at the lower of cost or market (except as provided below in this definition) by the Borrowers in a manner consistent with their past practices) of Eligible Consignment Accounts at such time; plus

                           (iii) 55% of the net book value (valued on an average cost basis at the lower of cost or market (except as provided below in this definition) by the Borrowers in a manner consistent with their past practices) of Eligible Inventory located within the United States of America at such time; plus

                           (iv) the lesser of (A) 85% of Eligible Accounts at such time with respect to account debtors of SMC with their chief executive office or a branch office located within Canada and invoiced to and payable from such office and 55% of the net book value (valued on an average cost basis at the lower of cost or market (except as provided below in this definition) by SMC in a manner consistent with their past practices) of Eligible Inventory located within Canada at such time and (B) $3,500,000; plus

                           (v) the Special Cash Collateral Account Balance at such time; plus

                  (b) solely until the period ending March 31, 2004, an amount equal to the lesser of

                           (i) the Canadian Borrowing Base at such time, and

                           (iii) $3,500,000 minus the amount determined at such time under clause (a)(iv) of this definition; plus

                  (c) 55% of the maximum aggregate amount that the beneficiaries may draw under outstanding documentary Letters of Credit issued in connection with the purchase of inventory by the Borrowers solely to the extent that such inventory being purchased, immediately upon any drawing of any such documentary Letter of Credit, would constitute Eligible Inventory located within the United States of America; minus

                  (d) the amount of any Warehousemen Lien Reserve with respect to inventory of the Borrowers at such time.

         Notwithstanding that the Eligible Consignment Accounts and Eligible Inventory of the Borrowers shall be reported at the lower of cost or market as provided above, the Agent and the Banks hereby acknowledge that the Borrowers review their inventory for market adjustment on a quarterly basis only. The Borrowers hereby agree to adjust their inventory to the lower of cost or market on a more current basis in the event of any material decrease in the market price for any such inventory which would cause the amount of Eligible Consignment Accounts and/or Eligible Inventory to be materially misstated if not so currently adjusted, and at any time during which the amount of unused availability that the Borrowers may use to request Loans or Letters of Credit hereunder shall be less than $5,000,000 in the aggregate, the Agent may, in its discretion, require the Borrowers to adjust their inventory to the lower of cost or market on a monthly basis.

                  The Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to 'SS'9.1(a)(v)) by the Agent by reference to the Borrowing Base Report. The components of the Borrowing Base and the Canadian Borrowing Base, the advance rates provided for therein, and the definitions contained in this Agreement governing eligibility criteria for such components of the Borrowing Base and the Canadian Borrowing Base may hereafter be adjusted or revised by the Agent in its reasonable judgment on the basis of any then recently completed commercial finance examination or appraisal or other information then recently delivered by the Borrowers to the Agent and the Banks."

                  (d) Section 1.1 of the Loan Agreement is hereby further amended by restating the definition of Borrowing Base Availability in its entirety as follows:

                  "Borrowing Base Availability: On any Business Day of determination, the excess of (a) the Borrowing Base, determined by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent, over (b) the aggregate amount of Total Outstandings at the close of business on such day."

                  (e) Section 1.1 of the Loan Agreement is hereby further amended by restating the definition of Canadian Borrowing Base in its entirety as follows:

         "Canadian Borrowing Base: At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agent pursuant to'SS'9.1(a)(v), which is equal to the lesser of

         (a) $3,500,000, and

         (b) the sum of

                  (i) 85%, of Eligible Canadian Accounts at such time, plus

                  (ii) (1) from October 1, 2003 through November 1, 2003, 55%, and (2) from and after November 1, 2003, 0%, of the net book value (valued on an average cost basis at the lower of cost or market (except as provided below in this definition) by MCL in a manner consistent with its past practice) of Eligible Canadian Inventory at such time;, plus

                  (iii) (1) from October 1, 2003 through November 1, 2003, 55%, and (2) from and after November 1, 2003, 0%, of the maximum aggregate amount that the beneficiaries may draw under outstanding documentary Letters of Credit issued for the account of MCL in connection with the purchase of inventory by MCL solely to the extent that such inventory being purchased, immediately upon any drawing of any such documentary Letter of Credit, would constitute Eligible Canadian Inventory, minus

                  (iv) the amount of any Warehousemen Lien Reserve with respect to inventory of MCL at such time.

         For purposes of determining the Canadian Borrowing Base, in order to convert the value of Eligible Canadian Accounts and Eligible Canadian Inventory from a given amount of Canadian currency into Dollars, such conversion shall be made at the Agent's spot rate of exchange for buying Dollars with such amount of Canadian currency prevailing at the Agent's close of business as of the first Business Day of the month during which the date of determination occurs or as of such other date as the Agent may from time to time reasonably require. Notwithstanding that the Eligible Canadian Inventory of MCL shall be reported at the lower of cost or market as provided above, the Agent and the Banks hereby acknowledge that MCL reviews its inventory for market adjustment on a quarterly basis only. The Borrowers hereby agree to cause MCL to adjust its inventory to the lower of cost or market on a more current basis in the event of any material decrease in the market price for any such inventory which would cause the amount of Eligible Canadian Inventory to be materially misstated if not so currently adjusted, and at any time during which the amount of unused availability that the Borrowers may use to request Loans or Letters of Credit hereunder shall be less than $5,000,000 in the aggregate, the Agent may, in its discretion, require the Borrowers to cause MCL to adjust its inventory to the lower of cost or market on a monthly basis."

                  (f) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Eligible Accounts in its entirety as follows:

                  "Eligible Accounts: Those Accounts of the Borrowers (net of any finance charges, late charges, credits, rebates, contras or other offsets, commissions, counterclaims or adjustments) (a) which the Borrowers reasonably determine to be collectible, (b) the account debtors in respect of which are not reasonably deemed uncreditworthy by the Majority Banks, are not debtors in any bankruptcy, insolvency, liquidation, reorganization, dissolution or similar case or proceeding or assignors for the benefit of creditors, are not affiliated with the Borrowers or the Guarantors, and purchased the goods or services for reasonably equivalent value, (c) which are not outstanding for more than ninety (90) days past the earlier to occur of (i) the date of invoice and (ii) the date of shipment (as to goods) or of provision (as to services), (d) which are not more than sixty (60) days past due from the due date thereof and which are on terms not to exceed thirty (30) days, (e) over which there is no Lien in favor of any person or entity other than the Agent, for the benefit of the Agent and the Banks, and in which the Agent has a valid and perfected first-priority security interest, (f) which are in payment of fully performed and undisputed obligations, (g) that are not due from any account debtor with respect to which more than fifty percent (50%) of the aggregate amount of all Accounts owing from such account debtor are not Eligible Accounts by reason of the foregoing clauses (c) or (d), (h) which are not Consignment Accounts, (i) which are payable in Dollars from an account debtor with its chief executive office or a branch office located within the United States of America and invoiced to and payable from such office or which are payable in Dollars or Canadian Dollars from an account debtor of SMC with its chief executive office or a branch office located within Canada and invoiced to and payable from such office (except to the extent that the Agent in its sole discretion shall have agreed to include Accounts payable by certain specified account debtors from offices outside of the United States of America, provided, that the Agent may in its discretion, upon thirty (30) days prior notice to the Borrowers, exclude any such Accounts payable from offices outside of the United States of America and theretofore includable in Eligible Accounts), (j) that are not due from an account debtor located in Minnesota or New Jersey unless the owner of such Account (i) has received a certificate of authority to do business and is in good standing in such state or (ii) has filed a notice of business activities report with the appropriate office or agency of such state for the current year, and (k) that are not supported by a letter of credit unless the Agent has a prior, perfected security interest in such letter of credit for the benefit of the Banks and the Agent."

                  (g) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Eligible Consignment Accounts in its entirety as follows:

                  "Eligible Consignment Accounts: Consignment Inventory of SMC located within the United States of America which would constitute Eligible Inventory but for the provisions of clause (d) of the definition of Eligible Inventory (a) as to which appropriate Uniform Commercial Code financing statements showing SMC as debtor and the Agent as secured party have been filed in the appropriate filing office or offices in order to perfect the Agent's security interest therein,
         (b) as to which appropriate Uniform Commercial Code financing statements showing SMC as the owner and consignor of such Consignment Inventory have been filed in the appropriate filing office or offices in order to evidence SMC's ownership interest therein, such filing(s) to have been made prior to the relevant consignee's taking possession of such Consigned Inventory, and as to which such financing statements have been appropriately assigned in favor of the Agent, and (c) as to which SMC shall have notified, prior to the relevant consignee's taking possession of such Consigned Inventory, all secured creditors of such relevant consignee having a security interest of record in inventory of such relevant consignee of the intention of SMC to consign inventory to such relevant consignee."

                  (h) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Eligible Inventory in its entirety as follows:

                  "Eligible Inventory: Inventory owned by any of the Borrowers (net of reserves for off grade inventory and intercompany profit, as such reserves may be adjusted by the Agent in its reasonable discretion on account of improvements or deteriorations in reporting of inventory), (a) which is owned, possessed and held for sale by SMC or MI or MIR within the United States of America and by SMC within Canada, but not yet shipped (other than Eligible In-Transit Inventory, which shall not be excluded from Eligible Inventory pursuant to this clause (a)), (b) for which, if held on premises leased by SMC or MI or MIR (other than with respect to any warehouses, the storage expenses with respect to which have been included in calculating the Warehousemen Lien Reserve for any period as set forth in the definition of Warehousemen Lien Reserve), a waiver of the lessor and, if any, sublessor, in each case reasonably satisfactory to the Agent has been delivered to the Agent,
(c) over which there is no Lien in favor of any person or entity other than the Agent, for the benefit of the Banks and the Agent, and in which the Agent has a valid and perfected first-priority security interest, (d) which is not Consignment Inventory and which is otherwise in the possession of one of the Borrowers (other than Eligible In-Transit Inventory, which shall not be excluded from Eligible Inventory solely because it is not in the possession of the Borrowers) unless the Agent has received a waiver from the party in possession of such inventory in form and substance reasonably satisfactory to the Agent,
(e) which is not work in process (other than, in the case of SMC, readily measurable and identifiable work in process awaiting only final packaging in bags, drums or cans), (f) which is not production and packing supplies, (g) which does not reflect any capitalized inventory variances, (h) which, in the case of SMC, is not slow moving, (i) which has not been deemed by the Majority Banks to be otherwise either obsolete or unmarketable, (j) which is not held by the Borrowers on consignment and is actually owned by one of the Borrowers, and
(k) which is not damaged."

                  (i) Section 1.1 of the Loan Agreement is hereby amended by restating the definition of Liquidity Level in its entirety as follows:

                  "Liquidity Level: An amount determined for each Business Day equal to the sum of the Borrowing Base Availability on such day plus the Daily Cash Balance on such day minus the Special Cash Collateral Account Balance on such day."

                  (j) Section 1.1 of the Loan Agreement is hereby further amended by adding the following new definitions in alphabetical order:

                  Special Cash Collateral Account: In relation to any Borrower, one or more accounts of the such Borrower with the Agent in which funds are held by the Agent, for the benefit of the Banks and the Agent, as cash collateral pursuant to a cash collateral account agreement and other documentation in form and substance satisfactory to the Agent, in each case, in which the Agent has a prior, perfected Lien, for the benefit of the Banks and the Agent, to secure the payment of the Obligations.

                  Special Cash Collateral Account Balance: With respect to the Borrowers on any Business Day of determination, the aggregate amount of all cash and Cash Equivalents of the Borrowers maintained with the Agent in the Special Cash Collateral Account, determined at the close of business on such day.

         'SS'3.2 Amendment to 'SS'9 of the Loan Agreement. Section 9.1 of the Loan Agreement is hereby amended by deleting 'SS'9.1(a)(vi) thereof in its entirety and substituting the following new 'SS'9.1(a)(vi):

                  "(vi) [intentionally deleted];"

         'SS'3.3  Amendments to Schedules and Exhibits of the Loan Agreement.

                  (a) The Loan Agreement is hereby amended by deleting Schedule l in its entirety and replacing it with Schedule 1, attached to this Amendment.

                  (b) The Loan Agreement is hereby amended by deleting Schedule 7(l) in its entirety and replacing it with Schedule 7(l), attached to this Amendment.

                  (c) The Loan Agreement is hereby amended by deleting Exhibit A, Form of Borrowing Base Report, in its entirety and replacing it with Exhibit A, attached to this Amendment.

         'SS'4. Ratifications, Etc.

                  (a) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or any related documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, shall hereafter refer to the Loan Agreement as amended hereby.

                  (b) Each of the Borrowers hereby affirms its absolute and unconditional promise to perform and pay, to the Banks and the Agent, all Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents at the times and in the amounts provided for therein.

                  (c) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby affirms and reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of the Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents.

         'SS'5. Representations, Warranties and Covenants; No Default; Authorization. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

                  (a) Each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

                  (b) This Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

                  (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         'SS'6. Effective Date. This Amendment, including the amendments contained herein, shall be effective as of October 1, 2003.

         'SS'7. Release. In order to induce the Agent and the Banks to enter into this Amendment, each Borrower acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Agent or any Bank (or any of its respective directors, officers, employees or agents); (ii) no Borrower has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Agent or any Bank; and (iii) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to each Borrower. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any Bank to any Borrower, except the obligations to be performed by the Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement (as amended hereby), and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Borrower might otherwise have against the Agent, any Bank or any of its directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind existing as of the date hereof, or occurring prior to the date hereof.

         'SS'8. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

         'SS'9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         'SS'10. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                       METALLURG, INC.


                       By:        /s/ Barry C. Nuss
                           ----------------------------------
                       Name: Barry C. Nuss
                       Title: Sr. Vice President, Finance & CFO

                       SHIELDALLOY METALLURGICAL
                       CORPORATION


                       By:         /s/ Barry C. Nuss
                            ----------------------------------
                       Name: Barry C. Nuss
                       Title:  Vice President, Finance & CFO

                       METALLURG INTERNATIONAL
                       RESOURCES, LLC


                       By:         /s/ Barry C. Nuss
                            ----------------------------------
                       Name: Barry C. Nuss
                       Title:  Vice President, Finance & CFO

                       METALLURG SERVICES, INC.


                       By:          /s/ Barry C. Nuss
                             ----------------------------------
                       Name: Barry C. Nuss
                       Title:  Vice President, Finance & CFO

                       MIR (CHINA), INC.

                       By:          /s/ Barry C. Nuss
                             ----------------------------------
                       Name: Barry C. Nuss
                       Title:  Vice President, Finance & CFO

                       METALLURG HOLDINGS CORPORATION


                       By:          /s/ Barry C. Nuss
                             ----------------------------------
                       Name: Barry C. Nuss
                       Title:  Vice President, Finance & CFO


                       METALLURG (CANADA) LTEE./METALLURG (CANADA) LTD.


                       By:           /s/ Barry C. Nuss
                              ----------------------------------
                       Name: Barry C. Nuss
                       Title:  Treasurer and Director


                       FLEET NATIONAL BANK
                       (formerly known as BANKBOSTON, N.A.),
                       individually and as Agent


                       By:         /s/ Mark B. Schafer
                              ----------------------------------
                       Name: Mark B. Schafer
                       Title: Vice President

                       BANK OF SCOTLAND


                       By:        /s/ Joseph Fratus
                              ----------------------------------
                       Name: Joseph Fratus
                       Title:  First Vice President

                       PNC BANK, N.A.
                       (formerly known as National Bank of Canada)


                       By:       /s/ Susanna Siskind
                              ----------------------------------
                       Name: Susanna Siskind
                       Title: Bank Officer

                                   Schedule 1


----------------------------------------------------------------------------------------------------------------------
                                                                                                   Commitment
                              Banks                                      Commitment                Percentage
----------------------------------------------------------------------------------------------------------------------
Fleet National Bank
Domestic Lending Office:
Fleet National Bank
One Federal Street; Mail Stop: MADE10307X                                $16,200,000                    60%
P.O. Box 2016
Boston, MA 02110
Fax:  617-654-1167
Attention: Mark B. Schafer, Vice President
Eurodollar Lending Office:
Fleet National Bank
One Federal Street; Mail Stop: MADE10307X
P.O. Box 2016
Boston, MA 02110
Fax:  617-654-1167
Attention: Mark B. Schafer, Vice President

----------------------------------------------------------------------------------------------------------------------

PNC Bank, N.A.
Domestic Lending Office:
c/o PNC Business Credit
1600 Market Street, 31st Floor                                            $8,100,000                    30%
Philadelphia, PA 19103
Fax: 215-585- 4754
Attn.:  Susanna Siskind, Banking Officer
Eurodollar Lending Office:
PNC Business Credit
1600 Market Street, 31st Floor
Philadelphia, PA 19103
Fax: 215-585- 4754
Attn.:  Susanna Siskind, Banking Officer

----------------------------------------------------------------------------------------------------------------------

Bank of Scotland
Domestic Lending Office:
565 Fifth Avenue
New York, NY 10017                                                        $2,700,000                    10%
  Telefax Number: (212) 557-9460
  Attention:  Joseph Fratus, First Vice President
Eurodollar Lending Office:
565 Fifth Avenue
New York, NY 10017
  Telefax Number: (212) 557-9460
  Attention: Joseph Fratus, First Vice President

----------------------------------------------------------------------------------------------------------------------

TOTAL:                                                                   $27,000,000                100.00%

----------------------------------------------------------------------------------------------------------------------


                                  Schedule 7(l)


Subsidiaries and Joint Ventures of Metallurg, Inc.*


                                                          State/Country of   Percentage of    Authorized      Outstanding
      Name of Subsidiary or Joint Venture                 Incorporation      Voting Power     Capital         Capital
      -----------------------------------                    -------------   ------------     -------         -------
     SPECIAL PURPOSE/HOLDING

Metallurg Holdings Corporation**                          New York           100              2,500           200
Metallurg Services, Inc.                                  New York           100              200             10
Metallurg Europe Limited***                               England            100              -               68,754,000
Caribbean Metals & Alloys Limited (dormant)               Grand Cayman       100              900,000         3,000
Brandau y Cia S. A. (dormant)                             Spain              100              -               -
Aleaciones Metalurgicas Venezolanas C. A. (dormant)       Venezuela          100 (Class B)    -               -

MANUFACTURING

London & Scandinavian Metallurgical Co Limited            England            100              16,000,000       16,000,000
     S. A. Vickers Limited (dormant)                      England            100              500              500
     H. M. I. Limited (dormant)                           England            100              50,000           50,000
     Metal Alloys (South Wales) Limited (dormant)         England            100              2,000            2,000
     The Aluminum Powder Company Limited                  England            100              436,037          436,037
             Alpoco Developments Limited (dormant)        England            100              100              100
               Benda Lutz  Alpoco Sp.z.o.o                Poland             100
     M & A Powders Limited (dormant)                      England            100              15,000           9,437
     Bostlan, S.A.                                        Spain              25
     Metalloys Limited (dormant)                          England            100              100              2
     Hydelko AS                                           Norway             100

Metallurg South Africa (Pty.) Limited                     South Africa       100              4,000            4,000
     W. T. Mines Limited (dormant)                        South Africa       100              2,000            2,000
      Stand 359 Wadeville Extension 4 (Pty.) Limited      South Africa       100              100              2
      Allied Metallurg South Africa (Pty.) Limited        South Africa        49
      Rath South Africa (Pty) Limited                     South Africa        49
      Natal Foundry Suppliers (Pty) Limited               South Africa        60
      Reframet Installation                               South Africa        51

                                                                 Par           Record
      Name of Subsidiary or Joint Venture                        Value         Owner
      -----------------------------------                        -----         ------
     SPECIAL PURPOSE/HOLDING

Metallurg Holdings Corporation**                              no par value       MI
Metallurg Services, Inc.                                      no par value       MI
Metallurg Europe Limited***                                   $1                 MH
Caribbean Metals & Alloys Limited (dormant)                   $1                 MH
Brandau y Cia S. A. (dormant)                                 -                  MH
Aleaciones Metalurgicas Venezolanas C. A. (dormant)           -                  MH

MANUFACTURING

London & Scandinavian Metallurgical Co Limited              'L'1                 MEL
     S. A. Vickers Limited (dormant)                        'L'1                 -
     H. M. I. Limited (dormant)                             'L'1                 -
     Metal Alloys (South Wales) Limited (dormant)           'L'1                 -
     The Aluminum Powder Company Limited                    'L'1                 -
             Alpoco Developments Limited (dormant)          'L'1                 -
               Benda Lutz  Alpoco Sp.z.o.o                                       -
     M & A Powders Limited (dormant)                        'L'1                 -
     Bostlan, S.A.
     Metalloys Limited (dormant)                            'L'1                 -
     Hydelko AS                                                                  -

Metallurg South Africa (Pty.) Limited                         R1                 MEL
     W. T. Mines Limited (dormant)                            R1                 -
      Stand 359 Wadeville Extension 4 (Pty.) Limited          R1                 -
      Allied Metallurg South Africa (Pty.) Limited                               -
      Rath South Africa (Pty) Limited                                            -
      Natal Foundry Suppliers (Pty) Limited
      Reframet Installation                                                      -



                                             State/Country of Percentage of     Authorized  Outstanding  Par    Record
      Name of Subsidiary or Joint Venture    Incorporation    Voting Power      Capital     Capital      Value  Owner
      -----------------------------------    -------------    ------------      -------     -------      -----  -----
Shieldalloy Metallurgical Corporation            Delaware      100              3,000         1,885      $.01    MI

Companhia Industrial Fluminense                  Brazil        99.9+            R$933,596     R$.73      R$1.00  MEL

     TRADING
     -------

Metallurg (Canada) Limited                       Quebec        100              unlimited     1,100      C$10    MI
MIR (China), Inc.                                Delaware      100              100           100        $0.01   MI
Metallurg (Far East) Limited                     Japan         100              n/a           20,000     Y500  MH



                                             State/Country of Percentage of    Authorized  Outstanding  Par     Record
      Name of Subsidiary or Joint Venture    Incorporation    Voting Power     Capital     Capital      Value   Owner
      -----------------------------------    -------------    ------------     -------     -------      -----   -----
Metallurg Mexico S. A. de C. V.               Mexico          100               140,000    10,000      Ps.1,000    MH
Metallurg Servicios S de RL de CV             Mexico          100                                                  MH
Metallurg International Resources, LLC        Delaware        100                                                  MI


Note:
          *    MI is Metallurg, Inc., a Delaware corporation, all of whose issued and outstanding capital stock is owned of record by
               Metallurg Holdings, Inc., a Delaware corporation.
          **   MH is Metallurg Holdings Corporation.
          ***  MEL is Metallurg Europe Limited, an English corporation, all of whose issued and outstanding capital stock is owned by MH.
          +    Balance held beneficially by or for MI or an affiliate of MI.


Revised as of 9/30/03

                                      -2-